SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):October 10, 1996



                     CAMDEN PROPERTY TRUST
     (Exact name of Registrant as specified in its Charter)



      TEXAS                  1-12110                 76-6088377
(State or other     (Commission file number)     (I.R.S. Employer
jurisdiction of                                   Identification
incorporation or                                       Number)
organization)




   3200 Southwest Freeway, Suite 1500, Houston, Texas 77027
      (Address of principal executive offices)(Zip Code)



       Registrant's telephone number, including area code:
                         (713) 964-3555



                         Not applicable
 (Former name or former address, if changed since last report)
PAGE
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Item 5. Other Events.

    Effective October 31, 1996, the Trust Managers of Camden Property Trust (the "Company") adopted the Company's Amended and Restated Bylaws (the "Bylaws") (i) to conform certain provisions of the Bylaws to the revised Texas Real Estate Investment Trust Act (the "Texas REIT Act") (amended as of September 1, 1995),
(ii) to provide the Trust with greater flexibility as allowed under the Texas REIT Act with respect to the conduct of annual or special meetings of shareholders, and the qualifications, election (including re-election) and duties of Trust Managers, and (iii) to provide for certain notice requirements in connection with nomination of Trust Managers and other matters to be brought before the shareholders. The following is a summary of material changes adopted by the Trust Managers.

    The Bylaws have been amended to provide that no business may be transacted at an annual meeting of shareholders unless properly brought before the meeting by the Trust Managers or a shareholder. For business to be properly brought before an annual meeting by a shareholder, new Section 2.5 provides that such shareholder must give notice in writing to the Company in the proper form and during a specified time period prior to the annual meeting of shareholders.

    The Bylaws have also been amended to provide that only persons who have been properly nominated may be elected as Trust Managers. For a nomination by a shareholder to be proper, new
Section 3.4 provides that such shareholder must give notice in writing to the Company in the proper form and during a specified time period prior to the annual meeting of shareholders. Revised
Section 3.3 clarifies that the election of a new Trust Manager is deemed to be an amendment to the Declaration of Trust and requires the affirmative vote of two-thirds of the outstanding shares in accordance with the Texas REIT Act. In addition,
Section 3.3 has been revised to provide that existing Trust Managers are "re-elected" by the holders of a majority of the shares present in person or by proxy at the annual meeting; provided, however, if such vote is not achieved, existing Trust Managers remain in office until their successors (if any) are duly elected and qualified in accordance with the Texas REIT Act as described above.

    Article X of the Bylaws has been amended to provide that shareholder amendments to Article X and Bylaw provisions regarding nomination, election and removal of Trust Managers, filling of Trust Manager vacancies and notice of shareholder proposals will require the affirmative vote of two-thirds of the outstanding shares.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

            3.1 Amended and Restated Bylaws.

                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 1996

                                CAMDEN PROPERTY TRUST

                                By:  /s/ G. Steven Dawson
                                Senior Vice President - Finance,
                                Chief Financial Officer and
                                Treasurer
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